UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2006

TORRENT ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-19949

(Commission File Number)

84-0503749

(IRS Employer Identification No.)

4100-194th Street SW, Suite 110, Lynnwood, WA, 98036

(Address of principal executive offices and Zip Code)

425.774.9780

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On May 10, 2006, we issued to Cornell Capital Partners, LP, 228,714 of our common shares in payment of $343,712 due in accrued dividends on our outstanding Class C Preferred Stock. The Class C Preferred Stock has now been fully converted to common shares and no Class C Preferred Stock remains outstanding.

The 228,714 shares were issued to Cornell Capital Partners, LP as an accredited investor pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

/s/ Mark Gustafson

Mark Gustafson

Director

Date: May 16, 2006